BLACKROCK BALANCED CAPITAL FUND, INC.
(the “Fund”)

Supplement dated November 14, 2012
to the Prospectus dated January 27, 2012, as amended October 5, 2012

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts about BlackRock Balanced Capital Fund, Inc. — Portfolio Managers” as it relates solely to the Total Return Portfolio is deleted in its entirety and replaced with the following:

The Total Return Portfolio in which the Fund invests a portion of its assets is managed by a team of investment professionals comprised of Rick Rieder and Bob Miller.

Name	Portfolio Manager of the Total Return Portfolio Since	Title
Rick Rieder	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc.
Bob Miller	2011	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. Philip Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio. Chris Leavy, CFA and Peter Stournaras, CFA, are jointly and primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. The investment professionals responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio are Rick Rieder and Bob Miller. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Fund — Portfolio Manager Information” as it relates solely to the Total Return Portfolio is deleted in its entirety and replaced with the following:

The Total Return Portfolio in which the Fund invests the fixed-income portion of its assets is managed by a team of investment professionals comprised of Rick Rieder and Bob Miller.

Total Return Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Jointly and primarily responsible for the day-to-day management of the Total Return Portfolio’s portfolio, including setting the Total Return Portfolio’s overall investment strategy and overseeing the management of the Total Return Portfolio.	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc. and Head of its Global Credit Business and Credit Strategies, Multi-Sector, and Mortgage Groups since 2010; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.
Bob Miller	Jointly and primarily responsible for the day-to-day management of the Total Return Portfolio’s portfolio, including setting the Total Return Portfolio’s overall investment strategy and overseeing the management of the Total Return Portfolio.	2011	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.

The asset allocation of the equity and fixed-income portions of the Fund’s portfolio will continue to be managed by Philip Green. The Core Portfolio will continue to be managed by a team of investment professionals comprised of Chris Leavy, CFA and Peter Stournaras, CFA.

Shareholders should retain this Supplement for future reference.